UBS Cashfund Inc.

Prospectus Supplement

UBS Cashfund Inc.

Supplement to the prospectus dated July 29, 2013

October 18, 2013

Dear Investor:

Effective October 18, 2013, the fund will enhance transparency by commencing the public disclosure of the additional information described below. This information may be of interest to some investors. As a result, the following is hereby added as a new section of the fund's prospectus following the section titled "Disclosure of portfolio holdings."

Disclosure of market-based net asset values

On a weekly basis, the fund will post its market-based net asset value per share ("market-based NAV") as of the business day prior to the posting date on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the fund, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the fund's prospectus and Statement of Additional Information.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-646